Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pharma-Bio Serv, Inc. (the "Company") on Form 10-Q for the period ending July 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Elizabeth Plaza, Chief Executive Officer of the Company, and Pedro J. Lasanta, Chief Financial Officer  of the Company, each certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: September 14, 2011

By:	/s/ Elizabeth Plaza	By:	/s/ Pedro J. Lasanta
	Elizabeth Plaza,		Pedro J. Lasanta,
	Chief Executive Officer		Chief Financial Officer